Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000
Previously Paid Amount	0.00
Total Fee Amount	41,430
Total Offset Amount	0.00
Net Fee	$ 41,430